Exhibit 10.4

WAIVER

This WAIVER (this “Waiver”) is made and entered into as of March 31, 2025 (the “Effective Date”) by and among AVITA MEDICAL, INC., a Delaware corporation (the “Borrower”), ORCO IV LLC and ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP, as Lenders, and ORCO IV LLC, as administrative agent for the Lenders (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a Credit Agreement, dated as of October 18, 2023, as amended by that certain Waiver and First Amendment to Credit Agreement, dated as of November 30, 2023, as amended by that certain Second Amendment to Credit Agreement, dated as of May 28, 2024, as amended by that certain Third Amendment to Credit Agreement, dated as of November 7, 2024, and as amended by that certain Fourth Amendment to Credit Agreement, dated as of February 13, 2025 (the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 3.2 of the Credit Agreement, the Borrower is required to make Amortization Payments in the event the Borrower fails to satisfy the Product Revenue Base test set forth therein as of the applicable Test Dates;

WHEREAS, the Borrower has requested that the Lenders waive, solely with respect to the Test Date of March 31, 2025, the Product Revenue Base test set forth in Section 3.2 of the Credit Agreement for such Test Date (the “Q1 2025 Amortization Test”), and the Lenders agree to provide such waiver on the terms and subject to the conditions set forth herein; and

WHEREAS, the undersigned Lenders comprise all Lenders under the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Waiver shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
2.
Waiver. Subject to the effectiveness of this Waiver and the terms and conditions set forth herein, solely with respect to the Test Date of March 31, 2025 under Section 3.2 of the Credit Agreement, the Lenders agree to waive the Q1 2025 Amortization Test and the Amortization Payment that would otherwise be required with respect to such Test Date.
3.
Conditions to Effectiveness of Waiver. This Waiver is deemed effective on the Effective Date, subject to the following conditions:

(a)
receipt by the Lenders, the Administrative Agent and the Borrower of a counterpart signature of the other to this Waiver duly executed and delivered by each of the Lenders, the Administrative Agent and the Borrower; and
(b)
receipt by the Lenders of a fee in an aggregate amount of $500,000 to be paid by the Borrower on April 1, 2025, distributed ratably to each Lender for its own account in accordance with its Applicable Percentage; provided that such fee shall be fully earned, due and payable on the date hereof, nonrefundable under any circumstances and in addition to, and not creditable against, any other fee, cost or expense payable under the Investment Documents.
4.
Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent and the Lenders (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent and the Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Waiver.
5.
Representations and Warranties. The Borrower represents and warrants to the Lenders, as of the effective date of this Waiver, as follows:
(a)
The representations and warranties of the Borrower and the Subsidiaries contained in the Credit Agreement or any other Loan Document are true and correct in all material respects as of the date hereof (except (i) with respect to representations and warranties expressly made as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (ii) if any such representation or warranty contains any materiality qualifier, such representation or warranty is true and correct in all respects).
(b)
No Default or Event of Default under the Credit Agreement has occurred and is continuing or would result from the effectiveness of this Waiver.
6.
No Implied Amendment or Waiver. Except as expressly set forth in this Waiver, this Waiver shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent and the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Waiver shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
7.
Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS WAIVER, THE BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES

OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THE RELEASING PARTIES:
(a)
WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.
(b)
FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.
(c)
IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS WAIVER AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.
(d)
COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS

RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS WAIVER IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.
(e)
REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.
(f)
ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

8.
Counterparts; Governing Law. This Waiver may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Waiver. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

AVITA MEDICAL, INC. as the Borrower

By:
Name: James Corbett
Title: Chief Executive Officer

[Signature Page to Waiver]

ORCO IV LLC as Lender By: OrbiMed Royalty & Credit Opportunities IV, LP, its Member
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By:
Name: Matthew Rizzo
Title: Member

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP, as Lender
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By:
Name: Matthew Rizzo
Title: Member

[Signature Page to Waiver]

ACKNOWLEDGED BY: ORCO IV LLC as the Administrative Agent By: OrbiMed Royalty & Credit Opportunities IV, LP, its Sole Member
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By:
Name: Matthew Rizzo
Title: Member

[Signature Page to Waiver]